                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 4, 1995
                                                       --------------------


                          WENDY'S INTERNATIONAL, INC.
---------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Ohio                       1-8116                    31-0785108
---------------------------------------------------------------------------
(State or other jurisdiction    (Commission File             (IRS Employer
    of incorporation)               Number)               Identification No.)



4288 West Dublin-Granville Road, Dublin, Ohio                   43017
---------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (614) 764-3100
                                                   ------------------------




                                Not Applicable
---------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



                Page 1 of 33.  Exhibit index appears on page 7.

Item 1.         Changes in Control of Registrant.
------          --------------------------------
                Not applicable.


Item 2.         Acquisition or Disposition of Assets.
------          ------------------------------------
                Not applicable.


Item 3.         Bankruptcy or Receivership.
------          --------------------------
                Not applicable.


Item 4.         Changes in Registrant's Certifying Accounts.
------          -------------------------------------------
                Not applicable.

Item 5.         Other Events.
------          ------------

                On October 31, 1995, the Company entered into a Share Purchase Agreement with 632687 Alberta Ltd. ("Alberta") and Ronald V. Joyce to acquire all of the outstanding shares of Alberta for
                16.45 million shares of a Canadian subsidiary of the Company exchangeable for 16.45 million common shares of the Company.
                The Company also agreed to repay up to Cdn. $125 million of indebtedness of Alberta and its subsidiaries at or shortly after the consummation of the transaction. Alberta is the parent company of the Tim Hortons restaurant chain. The completion of the transaction is subject to confirmation that the transaction will be treated as a "pooling of interests" and to the satisfaction of various other conditions. The transaction is expected to be completed in late 1995.

                Tim Hortons is the second largest restaurant chain in Canada, and the largest chain that offers coffee and fresh baked goods such as donuts, muffins, croissants, cookies and fancy desserts. Other products offered include sandwiches and soup. Systemwide sales were Cdn. $603.2 million in 1994. As of October 31, 1995, there were more than 1,100 Tim Hortons restaurants in Canada, all but approximately 38 of which were franchisee operated. There are several versions of Tim Hortons restaurants, including stand-alone units

Item 5.         Other Events. (Continued)
------          ------------
                with and without drive-throughs, double drive-throughs, satellite units, kiosks and carts. Tim Hortons controls a majority of the locations and leases them to franchisees. Tim Hortons also operates six warehouses that sell and distribute dry goods to all Tim Hortons restaurants. Royalties, rent and warehouse operations comprise the three principal sources of income.

                Management believes that Tim Hortons is an excellent complement to Wendy's because consumers perceive Tim Hortons as delivering outstanding quality. This perception is similar to consumers' perception of Wendy's quality. In addition, the majority of Tim Hortons' sales occur at breakfast and afternoon snack time. In contrast, the majority of Wendy's sales normally occur at lunch and dinner.

                As of December 4, 1995, Wendy's and Tim Hortons had co-developed 32 combination restaurants in Canada and one in the United
                States.   These restaurants contain separate kitchens for the
                Wendy's and the Tim Hortons operations, with a shared dining room. In the opinion of management, sales results of the combination restaurants have been excellent.

                After the transaction is completed Tim Hortons will operate as a subsidiary of the Company and will execute its existing strategies. There are numerous additional opportunities which will be tested and explored in depth before any decision is made with respect to the future strategic direction of Tim Hortons, such as expansion into the U.S. or into other countries.


Item 6.         Resignations of Registrant's Directors.
------          --------------------------------------
                Not applicable.

Item 7.         Financial Statements and Exhibits.
------          ---------------------------------

                (a) Financial statements of businesses acquired.

                    Audited Consolidated Financial Statements of
                    632687 Alberta Ltd.:

                      Auditors' Report dated October 10, 1995.

                      Consolidated Balance Sheet as at December 31, 1994.

                      Consolidated Statement of Income and Retained Earnings for Year Ended December 31, 1994.

                      Consolidated Statement of Changes in Financial Position for Year Ended December 31, 1994.

                      Notes to Consolidated Financial Statements, December 31, 1994.

                    Unaudited Consolidated Financial Statements of 632687 Alberta Ltd.:

                      Consolidated Balance Sheet as at September 30, 1995.

                      Consolidated Statement of Income and Retained Earnings Nine Months Ended September 30, 1995.

                      Consolidated Statement of Changes in Financial Position Nine Months Ended September 30, 1995.

                      Notes to Consolidated Financial Statements as at, and for the Nine Months Ended, September 30, 1995.

                (b) Pro forma financial information.

                      Pro Forma Consolidated Statement of Income for the Year Ended January 1, 1995 (unaudited).

Item 7.                   Financial Statements and Exhibits.  (Continued)
------                    ----------------------------------
                                  Pro Forma Consolidated Statement of Income for the Year to Date Period Ended October 1, 1995 (unaudited).

                                  Pro Forma Consolidated Balance Sheet as of
                                  October 1, 1995 (unaudited).

                                  Notes to the Pro Forma Consolidated Financial Statements (unaudited).

                          (c)     Exhibits.

                                  23 - Consent of Price Waterhouse



Item 8.                   Change in Fiscal Year.
-------                   ----------------------
                          Not applicable.

                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WENDY'S INTERNATIONAL, INC.


                                        By:/s/ Gordon F. Teter
                                           -------------------------
                                           Gordon F. Teter
                                           President, Chief Executive Officer
                                              & Chief Operating Officer


Date:     December 4, 1995
     --------------------------

                               INDEX TO EXHIBITS

        EXHIBIT NO.              DESCRIPTION                    PAGE NO.
        ----------               -----------                    -------

          23               Consent of Price Waterhouse             33

October 10, 1995



AUDITORS' REPORT



To the Director of
632687 Alberta Ltd.


We have audited the consolidated balance sheet of 632687 Alberta Ltd. as at December 31, 1994 and the consolidated statements of income and retained earnings and changes in financial position for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the company as at December 31, 1994 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles in Canada.





/s/    Price Waterhouse
Chartered Accountants

632687 ALBERTA LTD.
(formerly 1052106 Ontario Limited)

CONSOLIDATED BALANCE SHEET
AS AT DECEMBER 31, 1994
(in thousands of Canadian dollars)

ASSETS
Current assets
            Marketable securities (market value - $13,133)                      $ 13,133
            Accounts receivable                                                   22,788
            Due from affiliated companies (Note 2)                                 2,030
            Inventories                                                            9,413
            Other assets                                                             722
            Deferred income taxes                                                  1,187
                                                                              ----------
                                                                                  49,273

Investments (Note 3)                                                               3,567

Capital assets (Note 4)                                                          135,351
                                                                               ---------

                                                                                $188,191
                                                                                ========

LIABILITIES

Current liabilities
            Bank indebtedness (Note 5)                                          $ 28,967
            Accounts payable and accrued liabilities                              28,957
            Notes payable (Note 6)                                                 2,280
            Due to affiliated companies (Note 2)                                     293
            Due to director (Note 7)                                              55,989
                                                                               ---------
                                                                                 116,486

Notes payable (Note 6)                                                             1,492

Due to director (Note 7)                                                          39,600
                                                                               ---------

                                                                                 157,578
                                                                               ---------

SHAREHOLDER'S EQUITY

Share capital (Note 8)                                                             1,249

Retained earnings                                                                 29,364
                                                                               ---------

                                                                                  30,613
                                                                                --------
                                                                                $188,191
                                                                                ========

Contingent liabilities and commitments (Notes 9, 10 and 13)

632687 ALBERTA LTD.


CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1994
(in thousands of Canadian dollars)
 ---------------------------------
Revenue (Note 12)                                                      $257,790

Expenses
   Operating expenses (Note 12)                                         205,242
   Management profit sharing                                             39,600
   Amortization                                                           8,861
   Interest expense                                                       4,492
   Write-down of marketable securities                                    1,609
   Investment income                                                     (1,564)
                                                                    -----------

Loss before income taxes                                                   (450)

Provision for (recovery of) income taxes
            Current                                                         999
            Deferred                                                       (767)
                                                                   ------------

Loss for the year                                                          (682)

Retained earnings, beginning of year                                     31,122

Dividends                                                                (1,076)
                                                                    -----------

Retained earnings, end of year                                        $  29,364
                                                                      =========

632687 ALBERTA LTD.


CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
FOR THE YEAR ENDED DECEMBER 31, 1994
(in thousands of Canadian dollars)
 ================================
Cash provided by (used in)
            Operating activities
                    Loss for the year                                           $      (682)
                    Items not involving cash
                             Amortization                                             8,861
                             Write-down of marketable securities                      1,609
                             Gain on disposal of capital assets                      (3,001)
                             Gain on disposition of marketable securities,
                                included in investment income                          (471)
                             Recovery of deferred income taxes                         (767)
                             Income from equity investees, included in
                                investment income                                    (1,093)
                    Change in noncash operating working capital (Note 12)            (7,679)
                                                                                    -------
                                                                                     (3,223)
                                                                                -----------

Financing activities
            Dividends                                                                (1,076)
            Notes payable                                                              (353)
            Due to/from affiliated companies                                         (2,776)
            Due to director                                                          30,148
                                                                                 ----------

                                                                                     25,943
                                                                                     ------

Investing activities
            Proceeds on disposal of capital assets                                    5,917
            Purchase of capital assets                                             (42,361)
            Investments, net                                                          (644)
                                                                                ----------

                                                                                   (37,088)
                                                                                   -------

Decrease in cash resources during the year                                         (14,368)

Bank indebtedness, beginning of year                                               (14,599)
                                                                                   -------

Bank indebtedness, end of year                                                    $(28,967)
                                                                                  ========




Cash used in operating activities includes a charge in the amount of $39,600 pre tax for management profit sharing due to director (Note 7).

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
________________________________________________________________________________

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION
    These consolidated financial statements have been prepared in connection with certain regulatory filings with the Securities and Exchange Commission
    (SEC) of the U.S.A. In compliance with the requirements of the SEC, these statements do not contain comparative amounts. These statements have been prepared in accordance with generally accepted accounting principles in Canada which conform in all material respects with generally accepted accounting principles in the U.S.A. except for the matters referred to in
    Note 14.

    BASIS OF CONSOLIDATION
    The consolidated financial statements include the accounts of all subsidiary companies.

    INVENTORIES
    Inventories are stated at the lower of cost and net realizable value, cost being determined on a first-in, first-out basis.

    MARKETABLE SECURITIES
    Marketable securities are recorded at the lower of cost and market in the aggregate.

    INVESTMENTS
    The company's investments in joint ventures and partnerships, and noncontrolled corporations included in other investments, are accounted for on the equity basis.

    CAPITAL ASSETS
    Capital assets are recorded at cost less related investment tax credits ("ITCs").

    Amortization is provided primarily on the diminishing-balance basis at the following annual rates:

    Buildings                                           5%
    Automotive equipment                                30%
    Office, warehouse, computer and store equipment     20% to 30%
    Aircraft                                            15%
    Leasehold improvements                              10 years straight line

    REVENUE RECOGNITION
    Equipment sales revenue and related expenses are recognized upon the opening of the franchise locations. Product sales are recognized upon shipment of goods.

2.  DUE TO/FROM AFFILIATED COMPANIES

    Amounts due to/from affiliated companies are supported by promissory notes receivable (payable). These amounts are due on demand and bear interest at rates varying from Nil to prime plus 1%, payable monthly. During the year, the company incurred interest charges on these loans of approximately $51,800 and earned interest income of approximately $52,000.

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

3.  INVESTMENTS

                                                                        OWNERSHIP
                                                                        INTEREST
 Timwen Partnership                                                 50.0%          $1,349
 Mainway Developments Joint Venture                                 70.0            1,027
 Meadowlands of Ancaster Partnership                                 7.5               75
 Beamsville Property Joint Venture                                  66.7              495
 Other investments                                                                    621
                                                                                   ------
                                                                                   $3,567
                                                                                   ======

4.  CAPITAL ASSETS

                                                             ACCUMULATED
                                               COST          AMORTIZATION         NET
 Corporate assets
             Land                            $  3,840         $   -           $  3,840
             Buildings                         11,080           2,407            8,673
             Automotive equipment               5,246           3,518            1,728
             Office, warehouse and
               computer equipment               5,293           3,057            2,236
             Aircraft                           5,790           4,291            1,499
                                             --------          ------          -------
                                               31,249          13,273           17,976
                                             --------          ------          -------


Rental properties
             Land                              36,541             -             36,541
             Buildings                         51,278          10,854           40,424
             Store equipment                   19,210           6,288           12,922
             Leasehold improvements            36,024          10,229           25,795
             Stores under construction          1,693             -              1,693
                                            ---------        --------       ----------
                                              144,746          27,371          117,375
                                            ---------        --------       ----------
                                             $175,995         $40,644         $135,351
                                            =========        ========       ==========

During the year, the company earned $1,076,000 in ITCs related to qualified expenditures on rental properties.

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)

5.  BANK INDEBTEDNESS

     Bank indebtedness, consisting of available demand bank facilities up to a maximum of $50,000,000, is unsecured and bears interest at rates varying from prime to prime less 1/8% or bankers' acceptance rate plus 3/4%.

6.  NOTES PAYABLE

      The notes payable bear interest at prime and mature annually on January 1, with extensions upon mutual agreement. These notes are payable to a trust of which the company's director is a trustee. During the year, the company incurred approximately $208,500 in interest charges on these notes.

7.  DUE TO DIRECTOR

      Due to director consists of the following:



 Notes payable to a trust of which the company's
  director is a beneficiary                                      $29,744
 Demand loan payable                                              22,767
 Accrued profit sharing payable                                   39,600
 Interest                                                          3,478
                                                                 -------

 Due to director                                                  95,589
 Due January 1, 1996                                              39,600
                                                                 -------

 Current portion                                                 $55,989
                                                                 =======


The demand loan, and notes payable which mature on January 1, 1995, bear interest at rates varying from Nil to prime annually. The accrued profit sharing payable will be converted on April 30, 1995 to a note payable bearing interest at prime and due on January 1, 1996. During the year, the company paid $1,854,600 and incurred $3,501,738 in interest charges on these amounts of which $1,494,000 relates to long-term amounts due.

8.  SHARE CAPITAL





       Authorized
            Unlimited number of common shares
       Issued                                                   $1,249
            1,000,707 common shares                             =======

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

9.  CONTINGENT LIABILITIES

       The company has provided letters of credit and guaranteed bank loans and mortgages totalling $26,400,000 for which it is contingently liable, $12,000,000 of which relates to the director of the company. In addition, the company is contingently, jointly and severally liable with its Meadowlands partners (Note 3) in respect of certain partnership guarantees in the amount of $1,700,000. The company is also severally liable with its Beamsville joint venturer (Note 3) in the amount of $870,000.

10. COMMITMENTS

       The company is committed as lessee of franchise locations under long-term operating leases. Lease terms are generally for 20 years and future minimum lease rentals aggregate approximately $22,000,000 annually. Substantially all of these locations are sublet to franchisees.


11. INCOME TAXES

       At November 30, 1994, the company had paid approximately $2,000,000 in refundable dividend taxes. These amounts are refundable to private corporations upon payment of taxable dividends at the rate of $1 for every $3 of taxable dividends paid.


12. SUPPLEMENTARY INFORMATION

       REVENUE
       Included in revenue are the following amounts:
       Product and equipment sales                                              $  175,942
       Retail sales                                                                 12,086
       Rental income                                                                49,462
       Royalty fees                                                                 20,300
                                                                                ----------
                                                                                $  257,790
                                                                                ==========

       OPERATING EXPENSES
       Included in operating expenses are the following amounts:
       Product and equipment cost of sales                                      $  162,638
       Retail cost of sales                                                          7,572
       Rental expense                                                               19,717
       General and administrative                                                   15,315
                                                                                ----------
                                                                                $  205,242
                                                                                ==========

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

       OUTLET SUMMARY

                                                              FRANCHISOR-OPERATED      FRANCHISEE-OPERATED
                                                                    OUTLETS                  OUTLETS
       Beginning of year                                                    24                 697
       Transfers during the year                                            (8)                  8
       New stores added during the year                                      6                 216
                                                                          ----                ----

       End of year                                                          22                 921
                                                                          ====                ====

       INCOME TAX RATE RECONCILIATION

       A reconciliation of the statutory Canadian federal income tax rate of 44% to the company's effective tax rate for the year is as follows:

       Income tax recovery at statutory rate                                            $(198)
       Nontaxable receipts                                                                (80)
       Losses on U.S. operations                                                          107
       Nondeductible expenses and other                                                   278
       Nondeductible portion of capital loss                                              125
                                                                                        ------

       Income tax expense at effective rate                                             $ 232
                                                                                        ======


       CHANGE IN NONCASH OPERATING WORKING CAPITAL

       Included in noncash operating working capital are the following amounts:

       Accounts receivable                                                              $(6,400)
       Inventory                                                                         (3,101)
       Other assets                                                                         (21)
       Accounts payable                                                                   8,228
       Marketable securities                                                             (6,385)
                                                                                        --------
                                                                                        $(7,679)
                                                                                        ========

13. SUBSEQUENT EVENTS

       On August 8, 1995, the shareholder of the company signed a letter of intent to dispose of his shares of the company to Wendy's International Inc., a United States based company. In connection with this sale, the company has undertaken to complete environmental assessments of its properties. Although the ultimate amount of reclamation obligations to be incurred is uncertain, the company estimates such amount, representing assessment, cleanup and remediation costs, at $16 million, which amount has been charged to operations in the nine-month period ended September 30, 1995.

       On September 14, 1995, a guarantee for $12,000,000 was released (Note 9).

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

14. DIFFERENCES BETWEEN CANADIAN AND U.S. GAAP

       As indicated in Note 1, these consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) in Canada. Differences between Canadian and U.S. GAAP are described below:

       CONSOLIDATED STATEMENT OF INCOME
       Loss for the year as reported, Canadian GAAP basis                          $   (682)
       Difference
           Accounting for marketable securities, net of deferred
                    income taxes of $531,000                                          1,078
                                                                                      -----

       Net income for the year, U.S. GAAP basis
                                                                                   $    396
                                                                                   ========


       In Canada, marketable securities are recorded at the lower of cost or market with any unrealized losses being recorded as a charge to income whereas under U.S. GAAP, in accordance with FAS 115, changes in the values of marketable securities that are available for sale are recorded in a separate component of shareholder's equity, as follows:


       Unrealized gain or loss on securities available for sale
            Opening unrealized gain, net of deferred income taxes of $300,000      $    607
            Unrealized loss during the year, net of
                    recovery of deferred income taxes of $831,000                    (1,685)
                                                                                   --------
            Unrealized loss on securities available for sale, net of
                    deferred income taxes of $531,000                              $ (1,078)
                                                                                   ========


ADDITIONAL DISCLOSURES

In Canada, the deferred method of accounting for income taxes is required whereas, in accordance with the U.S. Financial Accounting Standards Board (FAS) statement 109, the liability method of accounting for income taxes is required in the U.S.A. Under the liability method, deferred tax assets and liabilities are recognized for temporary differences between financial statement carrying amounts and the related tax amounts. At December 31, 1994, there were no material differences between Canadian and U.S. GAAP in relation to accounting for income taxes.

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

            As at December 31, 1994, the company's deferred tax assets and liabilities are summarized as follows:

                                                                                ASSETS                 LIABILITIES
            Marketable securities                                               $   531                  $   -
            Accounts receivable                                                      -                        44
            Capital assets                                                          751                      -
            Accounts payable and accrued liabilities                                233                      -
            Losses carried forward                                                  281                      -
            Investments                                                              -                       305
            Valuation allowance                                                    (260)                      -
                                                                                -------                  -------
            Deferred tax assets                                                   1,536

            Deferred tax liabilities                                                349                  $   349
                                                                                -------                  =======

            Net deferred tax assets                                             $ 1,187
                                                                                =======

            The total provision for current income tax expense of $999,000 is allocated to continuing operations. The recovery of deferred taxes of $1,067,000 ($767,000 Canadian GAAP plus $300,000 in respect of opening unrealized gain on securities available for sale) is allocated as follows: $831,000 to the unrealized loss on securities available for sale component of shareholder's equity and $236,000 to continuing operations.

            Rental expense includes:

                    Base rental                                                 $17,588
                    Contingent rental                                             2,129
                                                                                -------

                                                                                $19,717
                                                                                =======


632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

            Net interest expense consists of:
                    Total interest charges                                      $ 4,735
                    Interest income                                                (243)
                                                                                --------

                                                                                $ 4,492
                                                                                =======

            The weighted average interest rate on bank indebtedness during the year amounted to 6.23%.

            Shareholder's equity (per U.S. GAAP) is summarized as follows:
                Share capital                                                   $  1,249
                Unrealized loss on securities held for sale                       (1,078)
                Retained earnings                                                 30,442
                                                                                 -------

                                                                                $ 30,613
                                                                                 =======
            Included in accounts receivable are the following amounts:

            Trade accounts receivable                                           $ 20,603
            Notes receivable                                                       2,185
                                                                                 -------

                                                                                $ 22,788
                                                                                 =======

            Included in accounts receivable are allowances for doubtful accounts of $4,377,000.

            The total unused bank line of credit at December 31, 1994 amounted to $26,465,000.

            Included in accounts payable are the following amounts:

                    Trade accounts payable                                      $ 26,834
                    Accrued liabilities                                            2,123
                                                                                 -------
                                                                                $ 28,957
                                                                                 =======


632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1994
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
==================================================

            Under U.S. GAAP, net purchases of marketable securities are considered an investing activity whereas in Canada they are considered an operating activity. Under U.S. GAAP, increases in bank indebtedness are considered a financing activity. The impact on the consolidated statement of changes in financial position is as follows:

                    Operating activities (per Canadian GAAP)                    $  (3,223)
                    Net purchases of marketable securities                          6,385
                                                                                 --------

                    Operating activities (per U.S. GAAP)                        $   3,162
                                                                                 ========

                    Financing activities (per Canadian GAAP)                    $  25,943
                    Increase in bank indebtedness                                  14,368
                                                                                 --------
                    Financing activities (per U.S. GAAP)                        $  40,311
                                                                                 ========

                    Investing activities (per Canadian GAAP)                    $ (37,088)
                    Net purchases of marketable securities                         (6,385)
                                                                                 --------

                    Investing activities (per U.S. GAAP)                        $ (43,473)
                                                                                 ========

            Other information required for U.S. GAAP includes:

                    Income taxes paid                                            $  3,667
                    Interest paid                                                $  3,072
                    Interest received                                            $    243

           Trade accounts receivable subject the company to a concentration of credit risk with franchisees in the retail franchising sector. This risk is mitigated by the large number of franchisees comprising the company's customer base and their geographic dispersion. At December 31, 1994, no single franchisee accounted for more than 2% of the company's trade accounts receivable balance.

632687 ALBERTA LTD.
(formerly 1052106 Ontario Limited)
CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 1995
(in thousands of Canadian dollars)
(unaudited)
==========

ASSETS
Current assets
            Accounts receivable                                                 $ 28,680
            Inventories                                                            9,844
            Other assets                                                             992
            Marketable securities (market value - $12,074)                        12,074
            Due from affiliated companies                                          2,370
            Deferred income taxes                                                  9,014
                                                                              ----------
                                                                                  62,974

Investments                                                                        7,194

Capital assets                                                                   158,146
                                                                               ---------

                                                                                $228,314
                                                                                ========
LIABILITIES

Current liabilities
            Bank indebtedness                                                   $ 44,601
            Accounts payable and accrued liabilities                              48,440
            Income taxes payable                                                   5,833
            Note payable                                                           2,818
            Due to affiliated companies                                            1,018
            Due to director                                                       74,970
                                                                               ---------
                                                                                 177,680

Due to director                                                                   21,350
                                                                               ---------

                                                                                 199,030
                                                                                 -------

SHAREHOLDER'S EQUITY

Share capital                                                                      1,249

Retained earnings                                                                 28,035
                                                                               ---------

                                                                                  29,284
                                                                              ----------

                                                                                $228,314
                                                                                ========

632687 ALBERTA LTD.
(formerly 1052106 Ontario Limited)
CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1995
(in thousands of Canadian dollars)
(unaudited)
==========

Revenue                                                                $233,117

Operating expenses                                                      183,568
Management profit sharing                                                21,350
Environmental reserve                                                    16,000
Amortization                                                              7,580
Interest expense                                                          6,845
Write-down of marketable securities                                       1,829
Investment income                                                        (2,400)
                                                                      ---------

Loss before income taxes                                                 (1,655)

Provision for (recovery of) income taxes
            Current                                                       7,501
            Deferred                                                     (7,827)
                                                                      ---------

Loss for the period                                                      (1,329)

Retained earnings, beginning of period                                   29,364

Dividends                                                                     -
                                                                      ---------

Retained earnings, end of period                                        $28,035
                                                                      =========

632687 ALBERTA LTD.
(formerly 1052106 Ontario Limited)
CONSOLIDATED STATEMENT OF CHANGES IN FINANCIAL POSITION
NINE MONTHS ENDED SEPTEMBER 30, 1995
(in thousands of Canadian dollars)
(unaudited)
-----------

Cash provided by (used in)
            Operating activities
                    Loss for the period                                                         $(1,329)
                    Items not involving cash
                             Amortization                                                         7,580
                             Write-down of marketable securities                                  1,829
                             Gain on disposal of capital assets                                  (1,816)
                             Gain on disposition of marketable securities
                                     included in investment income                                 (934)
                             Recovery of deferred income taxes                                   (7,827)
                    Income from equity investees, included in investment income                  (1,427)
                    Change in noncash operating working capital                                  18,887
                                                                                              ---------
                                                                                                 14,963
                                                                                              ---------

Financing activities
            Note payable                                                                           (954)
            Due to/from affiliated companies                                                        385
            Due to director                                                                         731
                                                                                                    ---
                                                                                                    162
                                                                                                    ---

Investing activities
            Proceeds on disposal of capital assets                                                4,713
            Purchase of capital assets                                                          (33,272)
            Investments, net                                                                     (2,200)
                                                                                                 ------
                                                                                                (30,759)
                                                                                                 ------

Decrease in cash resources during the period                                                    (15,634)

Bank indebtedness, beginning of period                                                          (28,967)
                                                                                                -------
Bank indebtedness, end of period                                                               $(44,601)
                                                                                               ========



Cash provided by operating activities includes a charge in the amount of $21,350 pretax for management profit sharing to a director.

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS AT, AND FOR THE NINE MONTHS ENDED, SEPTEMBER 30, 1995
(unaudited)
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
--------------------------------------------------

1.  MANAGEMENT STATEMENT
    In the opinion of management the accompanying unaudited financial statements contain all adjustments (all of which are normal and recurring in nature except for the environmental reserve as discussed in note 2) necessary to present fairly the financial position of 632687 Alberta Ltd. (the company) at September 30, 1995 and the results of operations and cash flows for the year-to-date periods ended September 30, 1995. The Notes to the Consolidated Financial Statements which are contained in the Consolidated Financial Statements for the year ended December 31, 1994 should be read in conjunction with these Consolidated Financial Statements.

2.  COMMITMENTS AND CONTINGENCIES
    On August 8, 1995, the shareholder of the company signed a letter of intent to dispose of his shares of the company to Wendy's International Inc., a United States based company. In connection with this sale, the company has undertaken to complete environmental assessments of its properties. Although the ultimate amount of reclamation obligations to be incurred is uncertain, the company estimates such amount representing assessment, cleanup and remediation costs, at $16 million, which amount has been charged to operations in the nine-month period ended September 30, 1995.

    On September 14, 1995, a guarantee for $12,000,000 was released.

3.  DIFFERENCES BETWEEN CANADIAN AND U.S. GAAP

    Differences between Canadian and U.S. GAAP are described below:

    CONSOLIDATED STATEMENT OF INCOME
    Loss for the period as reported, Canadian GAAP basis                             $(1,329)
    Difference
       Accounting for marketable securities, net of income taxes of $604,000           1,225
                                                                                       -----
    Loss for the period, U.S. GAAP basis                                             $  (104)
                                                                                     ========

    In Canada, marketable securities are recorded at the lower of cost or market with any unrealized losses being recorded as a charge to income whereas under U.S. GAAP, in accordance with FAS 115, changes in the values of marketable securities that are available for sale are recorded in a separate component of shareholder's equity, as follows:

    Unrealized loss on securities available for sale
       Opening unrealized loss, net of deferred income taxes of $531,000       $(1,078)
       Unrealized loss during the year, net of
                recovery of deferred income taxes of $604,000                   (1,225)
                                                                               -------
       Unrealized loss on securities available for sale, net of
                deferred income taxes of $1,135,000                            $(2,303)
                                                                               =======

632687 ALBERTA LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS AT, AND FOR THE NINE MONTHS ENDED, SEPTEMBER 30, 1995
(unaudited)
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
--------------------------------------------------

ADDITIONAL DISCLOSURES

In Canada, the deferred method of accounting for income taxes is required whereas, in accordance with the U.S. Financial Accounting Standards Board (FAS) statement 109, the liability method of accounting for income taxes is required in the U.S.A. Under the liability method, deferred tax assets and liabilities are recognized for temporary differences between financial statement carrying amounts and the related tax amounts. At September 30, 1995, there were no material differences between Canadian and U.S. GAAP in relation to accounting for income taxes.

            As at September 30, 1995, the company's deferred tax assets and liabilities are summarized as follows:

                                                                                ASSETS           LIABILITIES
            Marketable securities                                                $ 1,135          $   -
            Accounts receivable                                                       -               44
            Capital assets                                                           751              -
            Accounts payable and accrued liabilities                               7,459              -
            Losses carried forward                                                   470              -
            Investments                                                               -              308
            Valuation allowance                                                     (449)             -
                                                                                 -------          ------

            Deferred tax assets                                                    9,366

            Deferred tax liabilities                                                 352          $  352
                                                                                 -------          ======

            Net deferred tax assets                                              $9,014
                                                                                 ======

            The total provision for current income tax expense of $7,501,000 is allocated to continuing operations. The recovery of deferred taxes of $7,827,000 is allocated as follows: $604,000 to the unrealized loss on securities available for sale component of shareholder's equity and $7,223,000 to continuing operations.

            Rental expense includes:

                    Base rental                                                 $15,508
                    Contingent rental                                             2,188
                                                                                -------
                                                                                $17,696
                                                                                =======

632687 ALBERTA LTD.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS AT, AND FOR THE NINE MONTHS ENDED, SEPTEMBER 30, 1995
(unaudited)
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
-------------------------------------------------

            Net interest expense consists of:
                    Total interest charges                                      $ 7,043
                    Interest income                                                (199)
                                                                                -------
                                                                                $ 6,844
                                                                                =======

            The weighted average interest rate on bank indebtedness during the year amounted to 8.12%.
            Shareholder's equity (per U.S. GAAP) is summarized as follows:

                Share capital                                                   $  1,249
                Unrealized loss on securities held for sale                       (2,303)
                Retained earnings                                                 30,338
                                                                                 -------
                                                                                 $29,284
                                                                                 =======
            Included in accounts receivable are the following amounts:

            Trade accounts receivable                                            $26,026
            Notes receivable                                                       2,654
                                                                                 -------
                                                                                 $28,680
                                                                                 =======

            Included in accounts receivable are allowances for doubtful accounts of $4,409,000.

            The total unused bank line of credit at September 30, 1995 amounted to $38,133,000.

            Included in accounts payable are the following amounts:
                    Trade accounts payable                                      $28,375
                    Accrued liabilities                                           4,065
                    Environmental reserve                                        16,000
                                                                                -------
                                                                                $48,440
                                                                                =======

632687 ALBERTA LTD.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS AT, AND FOR THE NINE MONTHS ENDED, SEPTEMBER 30, 1995
(unaudited)
(in Canadian dollars)
(tabular amounts in thousands of Canadian dollars)
--------------------------------------------------
            Under U.S. GAAP, net purchases of marketable securities are considered an investing activity whereas in Canada they are considered an operating activity. Under U.S. GAAP, increases in bank indebtedness are considered a financing activity. The impact on the consolidated statement of changes in financial position is as follows:

                    Operating activities (per Canadian GAAP)                   $ 14,963
                    Net purchases of marketable securities                         (164)
                                                                               --------
                    Operating activities (per U.S. GAAP)                       $ 14,799
                                                                               ========
                    Financing activities (per Canadian GAAP)                   $    162
                    Increase in bank indebtedness                                15,634
                                                                               --------
                    Financing activities (per U.S. GAAP)                       $ 15,796
                                                                               ========
                    Investing activities (per Canadian GAAP)                   $(30,759)
                    Net purchases of marketable securities                          164
                                                                               --------
                    Investing activities (per U.S. GAAP)                       $(30,595)
                                                                               ========
            Other information required for U.S. GAAP includes:
                    Income taxes paid                                          $    380
                    Interest paid                                              $  5,276
                    Interest received                                          $    199

           Trade accounts receivable subject the company to a concentration of credit risk with franchisees in the retail franchising sector. This risk is mitigated by the large number of franchisees comprising the company's customer base and their geographic dispersion. At September 30, 1995, no single franchisee accounted for more than 2% of the company's trade accounts receivable balance.

                 WENDY'S INTERNATIONAL, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)



                                               (In thousands except per share data)
                                                            YEAR ENDED
                                                             JANUARY 1
                                                               1995
                                                             --------
                                       Wendy's International,          Alberta *       Pro Forma Combined
                                               Inc.                    ---------       ------------------
                                       ----------------------
REVENUES
     Retail sales                          $1,256,192                  $109,532             $1,365,724
     Royalties                                113,558                    13,475                127,033
     Other                                     28,107                    66,303                 94,410
                                           ----------                  --------             ----------
                                            1,397,857                   189,310              1,587,167
                                           ----------                  --------             ----------
COSTS AND EXPENSES
     Cost of sales                            731,691                    85,809                817,500
     Company restaurant operating
        costs                                 330,480                     2,400                332,880
     General and administrative
         expenses                             108,254                    90,508(4)             198,762
     Depreciation and amortization
        of property and equipment              68,070                     6,468                 74,538
     Interest, net                              9,891                     3,279                 13,170
                                           ----------                  --------             ----------
                                            1,248,386                   188,464              1,436,850
                                           ----------                  --------             ----------
INCOME BEFORE INCOME TAXES                    149,471                       846                150,317
INCOME TAXES                                   52,315                       557(4)              52,872
                                           ----------                  --------             ----------
NET INCOME                                 $   97,156                  $    289                 97,445
                                          ===========                  ========
SUPPLEMENTAL PRO FORMA ADJUSTMENT TO
COMPENSATION EXPENSE (4):
     Reduction in general and administrative expense                                            28,905
     Related income taxes                                                                      (12,718)
                                                                                            ----------
                                                                                                16,187
                                                                                            ----------
SUPPLEMENTAL PRO FORMA NET INCOME AFTER REDUCTION
  IN COMPENSATION EXPENSE                                                                   $  113,632
                                                                                            ==========
 EARNINGS PER SHARE:
 PRIMARY                                         $.93                                             $.81
                                                 ====                                             ====
SUPPLEMENTAL PRO FORMA PRIMARY                                                                    $.94
                                                                                                  ====
FULLY DILUTED                                    $.91                                             $.79
                                                 ====                                             ====
SUPPLEMENTAL PRO FORMA FULLY DILUTED                                                              $.92
                                                                                                  ====
PRIMARY SHARES                                104,238                                          120,588
                                          ===========                                       ==========
FULLY DILUTED SHARES                          112,368                                          128,718
                                          ===========                                       ==========



* Converted to U.S. dollars at 1.37.
See notes to Pro Forma Consolidated Financial Statements.

                 WENDY'S INTERNATIONAL, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                                  (Unaudited)

                                                         (In thousands except per share data)
                                                                   YEAR-TO-DATE ENDED
                                                                      OCTOBER 1
                                                                         1995
                                                                        --------
                                       Wendy's International,            Alberta *         Pro Forma Combined
                                                Inc.
                                      ----------------------             -------           ------------------
REVENUES
      Retail sales                           $ 992,129                   $99,986               $1,092,115
      Royalties                                 91,085                    12,154                  103,239
      Other                                     31,533                    58,525                   90,058
                                             ---------                   -------               ----------
                                             1,114,747                   170,665                1,285,412
                                             ---------                   -------               ----------
COSTS AND EXPENSES
      Cost of sales                            582,880                    80,166                  663,046
      Company restaurant operating
        costs                                  258,001                     1,862                  259,863

      General and administrative
         expenses                               84,917                    66,465(4)               151,382
      Depreciation and amortization
         of property and equipment              53,849                     5,493                   59,342
      Interest, net                              3,171                     4,959                    8,130
      Environmental reserves                     -                        11,594                   11,594
                                             ---------                   -------               ----------
                                               982,818                   170,539                1,153,357
                                             ---------                   -------               ----------
INCOME BEFORE INCOME TAXES                     131,929                       126                  132,055
INCOME TAXES                                    39,932                       201(4)                40,133
                                             ---------                   -------               ----------
NET INCOME                                   $  91,997                   $   (75)                  91,922
                                             =========                   =======
SUPPLEMENTAL PRO FORMA ADJUSTMENT TO
      COMPENSATION EXPENSE (4):
      Reduction in general and
         administrative expense                                                                    15,471
      Related income taxes                                                                         (6,807)
                                                                                                   ------
                                                                                                    8,664
                                                                                                   ------
SUPPLEMENTAL PRO FORMA NET INCOME AFTER REDUCTION IN
  COMPENSATION EXPENSE                                                                           $100,586
                                                                                                 ========
EARNINGS PER SHARE:
PRIMARY                                           $.87                                               $.76
                                                  ====                                               ====
SUPPLEMENTAL PRO FORMA PRIMARY                                                                       $.83
                                                                                                     ====
FULLY DILUTED                                     $.84                                               $.74
                                                  ====                                               ====
SUPPLEMENTAL PRO FORMA FULLY DILUTED                                                                 $.80
                                                                                                     ====

PRIMARY SHARES                                 105,254                                            121,604
                                             =========                                         ==========
FULLY DILUTED SHARES                           113,443                                            129,793
                                             =========                                         ==========

* Converted to U.S. dollars at 1.38.
See notes to Pro Forma Consolidated Financial Statements.

                 WENDY'S INTERNATIONAL, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (Unaudited)

                                                                                      (In thousands)
                                                                                         OCTOBER 1
                                                                                           1995
                                                                                         ---------

                                             Wendy's International,             Alberta*             Pro Forma           Pro Forma
                                                      Inc.                      --------            Adjustments          ---------
                                             ----------------------                                 -----------
 CURRENT ASSETS
      Cash and cash equivalents                   $   66,259                  $       -                                 $   66,259
      Short-term investments, at market                   -                        9,010            $  (2,113) (1)           6,897
      Accounts receivable, net                        29,873                      19,422               (3,104) (2)          46,191
      Notes receivable, net                            9,484                       3,750                                    13,234
      Deferred income taxes                           10,871                       6,727                                    17,598
      Inventories and other                           21,824                       8,087                                    29,911
                                                  ----------                    --------              -------           ----------
                                                     138,311                      46,996               (5,217)             180,090
                                                  ----------                    --------              -------           ----------

 PROPERTY AND EQUIPMENT, AT COST
      Land                                           242,860                      35,117                  473  (2)         278,450
      Buildings                                      393,603                      56,664                8,930  (2)         459,197
      Leasehold improvements                         199,671                      30,641                                   230,312
      Restaurant equipment                           356,051                      16,523                                   372,574
      Other equipment                                 55,936                      13,060                                    68,996
      Capital leases                                  60,543                         -                                      60,543
                                                  ----------                    --------              -------           ----------
                                                   1,308,664                     152,005                9,403            1,470,072

      Accumulated depreciation
       and amortization                             (483,153)                    (33,986)                                 (517,139)
                                                  ----------                    --------              -------           ----------
                                                     825,511                     118,019                9,403              952,933
                                                  ----------                    --------              -------           ----------
 COST IN EXCESS OF NET ASSETS
      ACQUIRED, NET                                   40,239                         -                                      40,239
 DEFERRED INCOME TAXES                                21,996                         -                                      21,996
 OTHER ASSETS                                         89,714                       5,369               (9,403) (2)          85,680
                                                  ----------                    --------              -------           ----------
                                                  $1,115,771                    $170,384              $(5,217)          $1,280,938
                                                  ==========                    ========              =======           ==========




* Converted to U.S. dollars at 1.34.
See notes to Pro Forma Consolidated Financial Statements.

                 WENDY'S INTERNATIONAL, INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (Unaudited)

                                                                                     (In thousands)
                                                                                        OCTOBER 1
                                                                                          1995
                                                                                        ---------

                                             Wendy's International,             Alberta*             Pro Forma           Pro Forma
                                                      Inc.                      --------            Adjustments          ---------
                                             ----------------------                                 -----------
 CURRENT LIABILITIES
      Accounts and drafts payable                 $   54,238                 $   33,115               $(3,104) (2)      $   84,249
      Accrued expenses:
       Salaries and wages                             18,025                        -                                       18,025
       Taxes                                          17,145                        -                                       17,145
       Insurance                                      28,620                        -                                       28,620
       Other                                          10,661                      6,446                                     17,107
       Income taxes                                    9,412                      4,353                                     13,765
       Current portion of long-term
         obligations                                   7,938                     88,683                                     96,621
                                                  ----------                 ----------               -------           ----------
                                                     146,039                    132,597                (3,104)             275,532
                                                  ----------                 ----------               -------           ----------

 LONG-TERM OBLIGATIONS
      Term debt                                      104,504                     15,933                                    120,437
      Capital leases                                  34,586                        -                                       34,586
                                                  ----------                 ----------                                 ----------
                                                     139,090                     15,933                                    155,023
                                                  ----------                 ----------                                 ----------

 DEFERRED INCOME TAXES                                38,754                        -                                       38,754
 OTHER LONG-TERM LIABILITIES                          15,292                        -                                       15,292
 COMMITMENTS AND CONTINGENCIES
 SHAREHOLDERS' EQUITY

      Preferred stock,
       Authorized: 250,000 shares
      Common stock, $.10 stated value
       Authorized 200,000,000 shares
       Issued: 119,832,000                            10,338                      1,077                   568  (3)          11,983
      Capital in excess of stated value              190,638                        -                    (713) (3)         189,925
      Retained earnings                              577,333                     26,081                                    603,414
      Unrealized loss on investments                                             (1,647)                 (544) (1)          (2,191)
      Translation adjustments                          1,732                     (3,657)                  145  (3)          (1,780)
      Pension liability adjustment                    (3,279)                       -                                       (3,279)
                                                  ----------                 ----------               -------           ----------
                                                     776,762                     21,854                  (544)             798,072
                                                  ----------                 ----------               -------           ----------
      Treasury stock at cost: 129,000
      shares                                            (166)                       -                  (1,569) (1)          (1,735)
                                                  ----------                 ----------               -------           ----------
                                                     776,596                     21,854                (2,113)             796,337
                                                  ----------                 ----------               -------           ----------
                                                  $1,115,771                 $  170,384               $(5,217)          $1,280,938
                                                  ==========                 ==========               =======           ==========


* Converted to U.S. dollars at 1.34.
See notes to Pro Forma Consolidated Financial Statements.



                 WENDY'S INTERNATIONAL, INC. AND SUBSIDIARIES
           NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                 (Unaudited)



A. INTRODUCTION
---------------

       On October 31, 1995, Wendy's International, Inc. entered into a Share Purchase Agreement with 632687 Alberta Ltd. (Alberta) and Ronald V. Joyce to acquire all of the stock of Alberta for 16.45 million shares of a Canadian subsidiary of the company exchangeable for 16.45 million common shares of the company. Alberta is the parent company of the Tim Hortons restaurant chain. The completion of the transaction is subject to confirmation that the transaction will be treated as a "pooling of interests" and to the satisfaction of various other conditions. The transaction is expected to be completed in late 1995.


B. PRO FORMA ADJUSTMENTS
------------------------

         The following pro forma adjustments are made to reflect the combination of the companies and the application of pooling-of-interests accounting.

     (1) To reclass 100,000 shares of Wendy's International, Inc. common stock held by Alberta to treasury stock.

     (2) To reflect as a consolidated subsidiary a joint venture of Wendy's International, Inc. and Alberta accounted for under the equity method in the separate financial statements of the individual companies.

     (3) To record the exchange of 16.45 million shares of Wendy's International, Inc. for all of the outstanding shares of Alberta.

     (4) The reduction in compensation expense is to reflect a contractual reduction in compensation related to an officer of Alberta. The duties and responsibilities of the officer will remain largely unchanged as a result of the transaction, and, accordingly, other costs will not be incurred to offset this reduction. This supplemental pro forma adjustment is necessary to provide investors with information to realistically assess the impact of the combination.





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